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                                                                  EXECUTION COPY
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                                   APCOA, INC.

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                                  $140,000,000
                    9 1/4% Senior Subordinated Notes due 2008

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                               PURCHASE AGREEMENT
                           DATED AS OF MARCH 25, 1998
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                          Donaldson, Lufkin & Jenrette
                             Securities Corporation

                       First Chicago Capital Markets, Inc.

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                                   APCOA, Inc.

                        $140,000,000 Principal Amount of
                    9 1/4% Senior Subordinated Notes Due 2008

                               PURCHASE AGREEMENT

                                                                  March 25, 1998

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
FIRST CHICAGO CAPITAL MARKETS, INC.
c/o Donaldson, Lufkin & Jenrette
      Securities Corporation
277 Park Avenue
New York, New York 10172

Ladies and Gentlemen:

      APCOA, Inc., a Delaware corporation (the "Company"), proposes to issue and sell an aggregate of $140,000,000 in principal amount of 9 1/4% Senior Subordinated Notes due 2008 (the "Senior Subordinated Notes") of the Company, to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and First Chicago Capital Markets, Inc. ("First Chicago", and together with DLJ, the "Initial Purchasers") to be issued pursuant to an indenture (the "Indenture") between the Company, each of the subsidiaries of the Company noted on Schedule I hereto (the "Subsidiary Guarantors") and State Street Bank and Trust Company, as trustee (the "Trustee"). The Senior Subordinated Notes and the New Senior Subordinated Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "Notes." The Notes will be guaranteed on a senior subordinated basis by the Subsidiary Guarantors pursuant to their guarantee (the "Note Guarantees"). The Notes and the Note Guarantees are hereinafter collectively referred to as the "Securities." Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

      The Senior Subordinated Notes are being issued and sold in connection with a combination (the "Combination") pursuant to the terms and conditions contained in a combination agreement (the "Combination Agreement"), pursuant to which the Company will acquire all of the outstanding capital stock, partnership and other equity interests of Standard Parking Corporation, an Illinois corporation; Standard Auto Park, Inc., an Illinois corporation; Standard Parking Corporation, MW, an Illinois corporation; Standard Parking L.P., a Delaware limited partnership; Standard Parking Corporation, IL, an Illinois corporation; and Standard/Wabash Parking Corporation, an Illinois corporation (all such interests collectively, "Standard").

      The net proceeds to the Company from the sale to the Initial Purchasers of the Senior Subordinated Notes (the "Proceeds") will be used by the Company: (i) to fund the cash purchase portion of the consideration payable in connection with the Combination; (ii) to repay certain indebtedness; (iii) for general corporate purposes, including working capital needs and
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future acquisitions; (iv) to redeem preferred stock held by Holberg; and (v) no pay fees and expenses in connection with the Transactions.

      1. ISSUANCE OF SECURITIES. The Senior Subordinated Notes will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The Company has prepared a preliminary offering memorandum, dated March 13, 1998 (the "Preliminary Offering Memorandum") and a final offering memorandum, dated March 25, 1998 (the "Offering Memorandum" and, together with the Preliminary Offering Memorandum, the "Offering Documents"), relating to the Senior Subordinated Notes.

      Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Senior Subordinated Notes (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

      "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) (a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, (d) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") THAT, PRIOR


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      TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN
      REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES LESS THAN $250,000, AN OPINION OF COUNSEL THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (e) IN ACCORDANCE
      WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE
      SECURITIES ACT (AND IN THE CASE OF CLAUSE (b), (c), (d), or (e), BASED
      UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER
      WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH
      IN (A) ABOVE."

      2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, the principal amounts of Senior Subordinated Notes set forth opposite the name of Such Initial Purchasers on
Schedule II hereto at a purchase price equal to 100% of the principal amount thereof (the "Purchase Price").

      3. TERMS OF OFFERING. The Initial Purchasers will make offers (the "Exempt Resales") of the Senior Subordinated Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to persons (each, a "144A Purchaser") whom the Initial Purchasers reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs") or persons otherwise exempt under Regulation S of the Securities Act (together with QIBs, "Eligible Purchasers"). The Initial Purchasers will offer the Senior Subordinated Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

      Holders (including subsequent transferees) of the Senior Subordinated Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the Closing Date (as defined below), in substantially the form of Exhibit A hereto, for so long as such Senior Subordinated Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the


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"Commission") under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Company's 9 1/4% new Senior Subordinated Notes due 2008 (the "New Senior Subordinated Notes") to be offered in exchange for the Senior Subordinated Notes, (such offer to exchange being referred to as the "Registered Exchange Offer") and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Senior Subordinated Notes, and to use their best efforts to cause such Registration Statements to be declared effective and consummate the Registered Exchange Offer. This Agreement, the Indenture, the Notes, the Note Guarantees and the Registration Rights Agreement are hereinafter referred to collectively as the "Operative Documents."

      4. DELIVERY AND PAYMENT. (a) Delivery of, and payment of the Purchase Price for, the Senior Subordinated Notes shall be made at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York or at such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m. New York City time, on March 30, 1998 or at such other time as shall be agreed upon by the Company and the Initial Purchasers. The time and date of such delivery and the payment are herein called the "Closing Date."

            (b) One or more Senior Subordinated Notes in definitive form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), or such other names as the Initial Purchasers may request upon at least one business day's notice to the Company, having an aggregate principal amount corresponding to the aggregate principal amount of Senior Subordinated Notes sold pursuant to Exempt Resales to Eligible Purchasers (collectively, the "Master Notes"), shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct) in each case with any taxes thereon duly paid by the Company, against payment by the Initial Purchasers of the Purchase Price thereof by wire transfer in same day funds to the order of the Company or as the Company may direct. The Master Notes shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

      5. AGREEMENTS OF THE COMPANY AND THE SUBSIDIARY GUARANTORS. The Company and the Subsidiary Guarantors, jointly and severally, covenant and agree with the Initial Purchasers as follows:

            (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, to confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Senior Subordinated Notes for offering or sale in any jurisdiction designated by the Initial Purchasers pursuant to Section 5(e) hereof, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority and (ii) of the happening of any event that makes any statement of a material fact made in the Offering Documents (or any amendment or supplement thereto) untrue or that requires the making of


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      any additions to or changes in the Offering Documents (or any amendment or supplement thereto) in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The
      Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of the Senior Subordinated Notes under any state securities or Blue Sky laws, and, if at any time any state securities commission or other regulatory authority shall issue any stop order or order suspending the qualification or exemption from qualification of any of the Senior Subordinated Notes under any state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

            (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Company, without charge, as many copies of the Offering Documents, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request. The Company consents to the use of the Offering Documents, and any amendments or supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

            (c) During such period as in the written opinion of counsel for the Initial Purchasers an Offering Memorandum is required by law to be delivered in connection with the Exempt Resales by the Initial Purchasers and in connection with market-making activities of the Initial Purchasers for so long as the Senior Subordinated Notes are outstanding (i) not to amend or supplement the Offering Documents, whether before or after the Closing Date, unless the Initial Purchasers shall previously have been advised thereof, and shall not have objected thereto within a reasonable time after being furnished a copy thereof, and (ii) to promptly prepare, upon the Initial Purchasers's reasonable request, any amendment or supplement to the Offering Documents that the Initial Purchasers reasonably believe necessary or advisable in connection with Exempt Resales or such market-making activities.

            (d) If, after the date hereof and prior to the earlier of the completion of all Exempt Resales by the Initial Purchasers and the 90th day after the Closing Date, any event shall occur as a result of which, in the judgment of the Company or counsel to the Initial Purchasers, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading or if it is necessary to amend or supplement the Offering Memorandum to comply with any law, statute, rule or regulation, to forthwith prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law.


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            (e) To cooperate with the Initial Purchasers and counsel to the
      Initial Purchasers in connection with the registration or qualification of the Senior Subordinated Notes under the state securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request, to continue such registration or qualification in effect so long as required for the Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Company shall not be required in connection therewith to register or qualify as a foreign corporation in any jurisdiction in which the Company is not now so qualified, or take any action that would subject the Company to general consent to service of process or taxation, other than as to matters and transactions relating to Exempt Resales, in any jurisdiction in which the Company is not now so subject.

            (f) For so long as the Notes are outstanding, to furnish without charge to the Initial Purchasers promptly upon their becoming available
      (i) all reports or other publicly available information that the Company shall mail or otherwise make available to the Company's stockholders and
      (ii) all reports, financial statements and proxy or information statements filed by the Company or its subsidiaries with the Commission or any national securities exchange and such other publicly available information concerning the business and financial condition of the Company or its subsidiaries, including without limitation, press releases, as the Initial Purchasers may reasonably request.

            (g) To use the net proceeds from the sale of the Senior Subordinated Notes in the manner described in the Offering Memorandum (and any amendments or supplements thereto) under the caption "Use of Proceeds."

            (h) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes.

            (i) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated to pay and be responsible for all costs, expenses, fees and taxes in connection with or incident to:

                  (1) the preparation, printing, processing, duplicating, filing and distribution of the Offering Documents (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto;

                  (2) the preparation, printing and delivery of the Operative
            Documents, the preliminary and final Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents printed, distributed and delivered in connection herewith and with the Exempt Resales (including in each case any disbursements of counsel to the Initial Purchasers relating to such printing and delivery);


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                  (3) the issuance, transfer and delivery by the Company and the
            Subsidiary Guarantors of the Senior Subordinated Notes and the Note Guarantees to the Initial Purchasers;

                  (4) the registration or qualification of the Notes and the
            Note Guarantees for offer and sale under the securities or Blue Sky laws of the jurisdictions referred to in Section 5(e) (including, in each case, the fees and disbursements of counsel to the Initial Purchasers relating to such registration or qualification and memoranda relating thereto);

                  (5) furnishing such copies of the Preliminary Offering
            Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be requested for use in connection with the Exempt Resales;

                  (6) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof);

                  (7) the rating of the Notes by investment rating agencies;

                  (8) the fees, disbursements and expenses of the Company's and the Subsidiary Guarantors' counsel and accountants;

                  (9) all expenses and listing fees in connection with the
            application for quotation of the Senior Subordinated Notes in the National Association of Securities Dealers, Inc. ("NASD") Private Offerings, Resales and Trading through Automated Linkages ("PORTAL");

                  (10) the fees and expenses of the Trustee and the Trustee's counsel in connection with the Indenture and the Notes;

                  (11) all fees and expenses (including fees and expenses of counsel to the Company) of the Company in connection with approval of the Note by DTC for "book-entry" transfer; and

                  (12) the performance by the Company of its other obligations under this Agreement and the other Operative Documents.

            (j) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than a default by the Initial Purchasers) or if for any reason the Company shall be unable or unwilling to perform their obligations hereunder, the Company shall, except as otherwise agreed by the parties hereto, reimburse the Initial Purchasers for the fees and expenses to be paid or reimbursed pursuant to Section 5(i) above, and reimburse the Initial Purchasers for all out-of-pocket expenses (including the fees and expenses of counsel to the Initial Purchasers) rea-


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      sonably incurred by the Initial Purchasers in connection with the transactions contemplated by this Agreement.

            (k) Prior to the consummation of the Exchange Offer, to furnish to the Initial Purchasers, as soon as they have been prepared by the Company, a copy of any consolidated financial statements of the Company for any period subsequent to the period covered by the financial statements appearing in the Offering Memorandum.

            (l) Not to distribute prior to the Closing Date any offering material in connection with the offering and sale of the Senior Subordinated Notes other than the Offering Memorandum.

            (m) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Senior Subordinated Notes in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchaser of the Senior Subordinated Notes.

            (n) For so long as any of the Notes remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available to any holder of Notes in connection with any sale thereof and any prospective purchaser of such Notes from such holder, the information ("Rule 144A Information") required by Rule 144A(d)(4) under the Act.

            (o) To comply with all of their agreements set forth in the Registration Rights Agreement, and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

            (p) To cause the Exchange Offer to be made in the appropriate form to permit registered New Senior Subordinated Notes to be offered in exchange for the Senior Subordinated Notes and to comply with all applicable federal and state securities laws in connection with the Registered Exchange Offer.

            (q) To use their respective best efforts to cause the Notes to be eligible for trading through PORTAL and to obtain approval of the Notes by DTC for "book-entry" transfer.

      6. REPRESENTATIONS AND WARRANTIES. The Company and the Subsidiary Guarantors represent and warrant to each of the Initial Purchasers that:

            (a) The Offering Documents have been prepared in connection with the Exempt Resales. The Preliminary Offering Memorandum and the Offering Memorandum do not and any supplement or amendment thereto will not, contain any untrue statement of a material fact or omit to state any material fact required


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      to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph
      (a) shall not apply to statements in or omissions from the Offering Documents (or any amendment or supplement thereto) made in reliance upon information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers expressly for use therein. The Company acknowledges for all purposes under this Agreement that the statements set forth in the last paragraph on the cover page, the legend on the bottom of the inside cover page and in the first and second sentences of the third paragraph, the first sentence of the fourth paragraph, the fourth sentence of the sixth paragraph, the first sentence of the seventh paragraph and the eighth and ninth paragraphs under the caption "Plan of Distribution" in the Offering Memorandum constitute the only written information finished to the Company by the Initial Purchasers expressly for use in the Offering Documents (or any amendment or supplement thereto). No stop order preventing the use of the Offering Documents, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

            (b) Each of the Company and its wholly owned subsidiaries ("subsidiaries") (i) has been, and after giving effect to the Combination pursuant to the terms of the Combination Agreement will be, duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has, and after giving effect to the Combination pursuant to the terms of the Combination Agreement will have, all requisite corporate or comparable power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties, and (iii) is, and after giving effect to the Combination pursuant to the terms of the Combination Agreement will be, duly qualified and in good standing as a foreign corporation authorized to do business in each other jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect. As used herein, "Material Adverse Effect" shall mean, with respect to any Person, any effect or group of related or unrelated effects that (i) would be reasonably expected to result in a material adverse effect on the assets, properties, business, results of operations, condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole or (ii) would reasonably be expected to interfere with, adversely affect or question the validity of the execution, delivery and performance of any of the Operative Documents, the issuance of the Notes and the Note Guarantees or the consummation of this Agreement.

            (c) All of the issued and outstanding shares of capital stock, partnership interests or other interests of the Company and each of its Subsidiaries have been duly and validly authorized and issued, and all of the capital stock, partnership interests or other interests of each such Subsidiary are owned, directly or indi-


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

      rectly, by the Company. All such shares of capital stock, partnership interests or other interests are fully paid and non-assessable and have not been issued in violation of any preemptive or similar rights and are owned free and clear of any security interest, mortgage, pledge, claim, lien, limitation on voting rights or encumbrance (each, a "Lien"), except for Liens granted pursuant to the New Credit Facility and except for limitations voting rights with respect to shares of Atrium Parking, Inc. held by the Company. Except as disclosed in the Offering Memorandum, there are not currently, and will not be as a result of the Offering or the consummation of the Combination pursuant to the terms of the Combination Agreement, any outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or Liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other securities evidencing equity ownership interests in, the Company or any of its Subsidiaries.

            (d) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Operative Documents to which it is a party, and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Senior Subordinated Notes to the Initial Purchasers.

            (e) The Subsidiary Guarantors have all necessary corporate or comparable power and authority to enter into and perform their obligations under the Operative Documents to which they are parties, and to issue, sell and deliver the Note Guarantees to the Initial Purchasers.

            (f) Neither the Company nor any of its Subsidiaries is, and after giving effect to the Offering and the Combination pursuant to the terms of the Combination Agreement will be, (i) in violation of its charter, bylaws or other organizational documents, (ii) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument, in each case, which is material to the conduct of the business of the Company, to which the Company is a party or by which it or any of the Company's Subsidiaries or their respective property is bound, or (iii) in violation of any local, state or federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, environmental laws, statutes, ordinances, rules, regulations, judgments or court decrees) applicable to the Company, its Subsidiaries or any of its assets or properties (whether owned or leased), other than violations or defaults that would not reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Company, there exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument, except for such defaults that could not reasonably be expected to have a Material Adverse Effect.


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            (g) None of (i) the execution, delivery or performance by the
      Company or the Subsidiary Guarantors of this Agreement and the other Operative Documents, (ii) the performance by the Company of the Combination Agreement and consummation of the Combination pursuant to the terms of the Combination Agreement, (iii) the issuance and sale of the Notes by the Company or the issuance of the Note Guarantees by the Subsidiary Guarantors and (iv) the consummation by the Company of the transactions described in the Offering Memorandum under the caption "Use of Proceeds," will conflict with or constitute a breach of any of the terms or provisions of, or, after giving effect to the Combination pursuant to the terms of the Combination Agreement, will violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under, or result in the imposition of a lien or encumbrance on any properties of the Company or the Subsidiary Guarantors, as the case may be, or an acceleration of indebtedness pursuant to, (1) the respective charter, bylaws or other organizational documents of the Company or the Subsidiary Guarantors, as the case may be, (2) except as disclosed in the Offering Memorandum, any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or the Subsidiary Guarantors, as the case may be, is a party or by which any of their respective property is bound, or (3) any law or administrative regulation applicable to the Company or the Subsidiary Guarantors, as the case may be, or any of their assets or properties, or any judgment, order or decree of any court or governmental agency or authority entered in any proceeding to which the Company or the Subsidiary Guarantors, as the case may be, was or is now a party or to which any of their respective properties may be subject. No consent, approval, authorization or order of, or filing or registration with, any regulatory body, administrative agency, or other governmental agency (except as securities or Blue Sky laws of the various states may require) is required for the execution, delivery and performance of the Operative Documents and the valid issuance and sale of the Securities. No consents or waivers from any person are required to consummate the transactions contemplated by the Operative Documents or the Offering Documents, other than such consents and waivers as have been or will be obtained prior to the Closing Date or, in the case of the Registration Rights Agreement and the transactions contemplated thereby, will be obtained and made under the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and state securities or Blue Sky laws and regulations.

            (h) This Agreement has been duly authorized and, when validly executed by the Company and the Subsidiary Guarantors and (assuming the due execution and delivery thereof by the Initial Purchasers) is a legally valid and binding obligation of the Company and the Subsidiary Guarantors, enforceable against each in accordance with its terms, except as the enforceability thereof may be (i) subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally, (ii) limited by general principles of equity (whether considered in a proceeding at law or in equity), and (iii) limited by securities laws prohibiting or limiting the availability of, and public policy against, indemnification or contribution.

            (i) The Company and the Subsidiary Guarantors have duly authorized the Indenture, and when the Company and the Subsidiary Guarantors have duly executed and delivered the Indenture (assuming the due authorization, execution and delivery thereof by the Trustee), the Indenture will be the legally valid and binding obligation of each, enforceable against each in accordance with its terms, except as the enforceability thereof may be (i) subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally, and (ii) limited by general principles of equity (whether considered in a proceeding at law or in equity).

            (j) The Company has duly authorized the Senior Subordinated Notes and, when issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms hereof, will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be (i) subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally, and (ii) limited by general principles of equity (whether considered in a proceeding at law or in equity).

            (k) The Subsidiary Guarantors have duly authorized the Note Guarantees to be endorsed on the Senior Subordinated Notes and, when the Senior Subordinated Notes are issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms hereof, the Note Guarantees will be the legally valid and binding obligations of the Subsidiary Guarantors, enforceable against the Subsidiary Guarantors in accordance with their terms, except as the enforceability thereof may be (i) subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally, and (ii) limited by general principles of equity (whether considered in a proceeding at law or in equity).

            (l) The Company has duly authorized the New Senior Subordinated Notes and, when issued and authenticated in accordance with the terms of the Registered Exchange Offer and the Indenture, the New Senior Subordinated Notes will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be (i) subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally and (ii) limited by general principles of equity (whether considered in a proceeding at law or in equity).

            (m) The Subsidiary Guarantors have duly authorized the Note Guarantees to be endorsed on the New Senior Subordinated Notes and, when the New Senior Subordinated Notes are issued and authenticated in accordance with the terms of the Registered Exchange Offer and the Indenture, the Note Guarantees will be the legally valid and binding obligations of the Subsidiary Guarantors, enforceable against the Subsidiary Guarantors in accordance with their terms, except as the enforceability thereof may be (i) subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally and (ii) limited by general principles of equity (whether considered in a proceeding at law or in equity).

            (n) The Registration Rights Agreement has been duly authorized and when validly executed by the Company and the Subsidiary Guarantors will be (assuming the due execution and delivery thereof by the Initial Purchasers) the legally valid and binding obligation of each, enforceable against each in accordance with its terms, except as the enforceability thereof may be (i) subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally and (ii) limited by general principles of equity (whether considered in a proceeding at law or in equity).

            (o) The Combination Agreement has been duly and validly authorized by the Company and is a legally valid and binding agreement of the Company, enforceable against it in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or other similar laws and court decisions affecting or relating to the rights of creditors generally or by general principles of equity, and except as rights to indemnification may be limited by applicable law.

            (p) The New Credit Facility has been duly authorized and when validly executed by the Company and the subsidiaries of the Company that are obligors thereunder will be the legally valid and binding obligation of each, enforceable against each in accordance with its terms, except as the enforceability thereof may be (i) subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally and (ii) limited by general principles of equity (whether considered in a proceeding at law or in equity).

            (q) There is, and after giving effect to the Combination pursuant to the terms of the Combination Agreement will be, (i) no action, suit, proceeding or investigation before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending, threatened, or, to the knowledge of the Company, contemplated to which the Company or the Subsidiary Guarantors is or may be a party or to which the business or property of the Company or the Subsidiary Guarantors is or, after giving effect to the Combination pursuant to the terms of the Combination Agreement, may be subject, (ii) no statute, rule, regula-tion or order that has been enacted, adopted or issued by any governmental agency or, to the best knowledge of the Company, proposed by any governmental body or (iii) no injunction, restraining order or order of any nature issued by a federal or state court of competent jurisdiction to which the Company or the Subsidiary Guarantors is or may be subject that, in the case of clauses (i), (ii) and (iii) above, (1) is required to be disclosed in the Offering Memorandum and that is not so disclosed, (2) could reasonably be expected to have a Material Adverse Effect or (3) would interfere with or adversely affect the issuance of the Senior Subordinated Notes or the Note Guarantees.

            (r) There are no holders of any security of the Company or the Subsidiary Guarantors who by reason of the execution by the Company and the Subsidiary Guarantors of this Agreement or any other Operative Document or the consummation of the transactions contemplated hereby and thereby, have the right to request or demand that the Company or the Subsidiary Guarantors register under the Act, or analogous foreign laws and regulations, securities held by them.

            (s) The Company has delivered to the Initial Purchasers true and correct executed copies of the Combination Agreement and all documents and agreements related thereto and there have been no amendments, alterations, modifications or waivers thereto or in the exhibits or schedules thereto, except as have been delivered to the Initial Purchasers.

            (t) The Company is not, and after giving effect to the Combination pursuant to the terms of the Combination Agreement will not be, involved in any material labor dispute nor, to the knowledge of the Company, is any material dispute threatened which, if such dispute were to occur, could have a Material Adverse Effect.

            (u) The Company has not violated any safety or similar law applicable to its business, nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations promulgated thereunder, except for such instances of noncompliance that, either singly or in the aggregate, could not have a Material Adverse Effect.

            (v) Each of the Company and the Subsidiary Guarantors is, and after giving effect to the Combination pursuant to the terms of the Combination Agreement will be, in compliance with all applicable existing federal, state, local and foreign laws and regulations (collectively, "Environmental Laws") relating to the protection of human health or the environment or imposing liability or standards of conduct concerning any Hazardous Material (as defined below), except for such instances of noncompliance that, either singly or in the aggregate, could not have a Material Adverse Effect. The term "Hazardous Material" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law. Except as set forth in the Offering Memorandum, there is no alleged liability, or, to the best knowledge and information of the Company, potential liability (including, without limitation, alleged or potential liability for investigatory costs, cleanup costs, governmental response costs, natural resource damages, property damages, personal injuries, or penalties) of the Company or any of its Subsidiaries arising out of, based on, or resulting from (1) the presence or release into the environment of any Hazardous Material at any location currently or previously owned by the Company or any of its Subsidiaries or at any location currently or previously used or leased by the Company or any of its Subsidiaries, or
      (2) any violation or alleged violation of any Environmental Law, except in each case with respect to clause (1) and (2), alleged or potential liabilities that, singly or in the aggregate, could not have a Material Adverse Effect.

            (w) The Company and each of its Subsidiaries have and, after giving effect to the Combination pursuant to the terms of the Combination Agreement, will have, such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary or will be necessary, to own, lease and operate their respective properties and to conduct their respective businesses in the manner described in the Offering Memorandum, except for those permits the absence of which could not reasonably be expected to have a Material Adverse Effect; the Company and each of its Subsidiaries have and, after giving effect to the Combination pursuant to the terms of the Combination Agreement, will have, fulfilled and performed all of its obligations with respect to such permits, except for such obligations the failure of which to be fulfilled or performed could not reasonably be expected to have a Material Adverse Effect and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, except for such event, that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; and, except as described in the Offering Memorandum, such permits contain no restrictions that are or will be materially burdensome to the Company or any of its Subsidiaries.

            (x) The Company and its Subsidiaries own or possess free and clear of all Liens or has the right to use free and clear of any rights of third parties that adversely affect such use by the Company and its Subsidiaries and, after giving effect to the Combination pursuant to the terms of the Combination Agreement, will own or possess free and clear of all Liens or have the right to use free and clear of any rights of third parties that adversely affect such use by the Company and its Subsidiaries, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "Intellectual Property") presently employed by either of them or which are proposed to be employed by either of them in connection with the businesses now operated by either of them or which are proposed to be operated by them, except where the failure to own or possess such Intellectual Property could not, either singly or in the aggregate, have a Material Adverse Effect. The use of such Intellectual Property in connection with the business and operations of the Company and its Subsidiaries does not to the Company's knowledge, infringe on the rights or claimed rights of any person. No other person is, to the Company's knowledge, infringing upon any of the Intellectual Property of the Company or has notified the Company or any of its Subsidiaries that it is claiming ownership of, or the right to use any Intellectual Property owned by the Company or its Subsidiaries. The Company and its Subsidiaries have taken all reasonable steps to protect the Intellectual Property from infringement by any other person, except where the failure to take such steps would not, individually or in the aggregate, have a Material Adverse Effect on the Company. Other than in connection with the use of so-called "off-the-shelf" software and except as otherwise disclosed in the Offering Memorandum, neither the Company nor its Subsidiaries are obligated or under any liability whatsoever to make any payment in excess of $150,000 per fiscal year, in the aggregate, by way of royalties, fees or otherwise to any persons with respect to the use of the Intellectual Property. Neither the Company nor any of its Subsidiaries has received (i) any notice of infringement of or conflict with assessed rights of others with respect to any Intellectual Property or (ii) any notice of an action or proceeding seeking to limit, cancel or question the validity of any Intellectual Property, which singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, might have a Material Adverse Effect on the Company.

            (y) All federal and state tax returns required to be filed by the Company or any of its Subsidiaries in any jurisdiction have been filed, and all material taxes (including, without limitation, withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from any taxing authority) have been paid other than those being contested in good faith and for which adequate reserves have been provided. To the knowledge of the Company, there are, and after giving effect to the Combination pursuant to the terms of the Combination Agreement will be, no material proposed additional tax assessments against the Company, any of its Subsidiaries or the assets or property of the Company or any of its Subsidiaries.

            (z) The Company and its Subsidiaries have and, after giving effect to the Combination pursuant to the terms of the Combination Agreement, will have all certificates, consents, exemptions, orders, permits, franchises, licenses, authorizations, or other approvals (each, an "Authorization") of and from, and has made all declarations and filings with and notices to, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, necessary or required to own, lease, license, operate and use their respective properties and assets and to conduct their business in the manner described in the Offering Memorandum except for such Authorizations the absence of which could not reasonably be expected to have a Material Adverse Effect on the Company and except with respect to any parking facility contracts with governmental entities; all such Authorizations are and, after giving effect to the Combination pursuant to the terms of the Combination Agreement, will be valid and in full force and effect; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto; and neither the Company nor any of its Subsidiaries has received any notice, or has any knowledge or belief (or any basis therefor), that any governmental body or agency is considering limiting, suspending or revoking any such Authorization.

            (aa) Except as set forth in the Offering Memorandum and except as could not reasonably be expected to have a Material Adverse Effect on the Company, (i) the Company and its Subsidiaries have and, after giving effect to the Combination pursuant to the terms of the Combination Agreement, will have good and marketable title, free and clear of all Liens except Liens for taxes not yet due and payable and Liens granted pursuant to and permitted by the New Credit Facility, to all property and assets described in the Offering Memorandum as being owned by each of them. Except for leases of parking facilities, all material leases to which the Company or any of its Subsidiaries is a party are and, after giving effect to the Combination pursuant to the terms of the Combination Agreement, will be legally valid and binding and, to the best of the Company's knowledge, no default has occurred or is continuing thereunder which could reasonably be expected to have a Material Adverse Effect on the Company, and the Company and its Subsidiaries enjoy peaceful and undisturbed possession under all such leases to which the Company and its Subsidiaries are a party as lessee with such exceptions as do not materially interfere with the use currently made by the Company or its Subsidiaries, as the case may be.

            (ab) The Company maintains and, after giving effect to the Combination pursuant to the terms of the Combination Agreement, will endeavor to maintain adequate insurance customary for the parking facilities management industry for its business and the value of its properties (including, without limitation, public liability insurance, third party property damage insurance and replacement value insurance), and, to the best of the Company's knowledge, all such insurance is outstanding and in force as of the date hereof.

            (ac) The financial statements, together with related notes forming part of the Offering Documents (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company on the basis stated in the Offering Documents at the respective dates or for the respective periods to which they apply, and such financial statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein and the other financial and statistical information and data set forth in the Offering Documents (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company. The pro forma financial data are, in all material respects, accurately presented and prepared in good faith on the basis of the assumptions described therein, and such assumptions are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

            (ad) The Company and the Subsidiary Guarantors maintain and, after giving effect to the Combination pursuant to the terms of the Combination Agreement, will maintain a system of internal accounting controls sufficient to provide assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; and (iii) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

            (ae) Subsequent to the dates for which information is given in the Offering Documents and up to the Closing Date, unless set forth in the Offering Memorandum or the Company has notified the Initial Purchasers:
      (i) neither the Company nor the Subsidiary Guarantors has incurred any liabilities or obligations, direct or contingent, which are or, after giving effect to the Combination pursuant to the terms of the Combination Agreement, could reasonably be expected to have a Material Adverse Effect on the Company or the Subsidiary Guarantors, nor has either entered into any material transactions not in the ordinary course of business; (ii) there has not been any decrease in the Company's or the Subsidiary Guarantors' capital stock or any increase in long-term indebtedness to meet working capital requirements or any material increase in short-term indebtedness of the Company or the Subsidiary Guarantors or any payment of or declaration to pay any dividends or any other distribution with respect to the Company's or the Subsidiary Guarantors' capital stock; and (iii) there has not been any event or series of events that could reasonably be expected to have a Material Adverse Effect.

            (af) Prior to and immediately after the issuance of the Senior Subordinated Notes and, after giving effect to the Combination pursuant to the terms of the Combination Agreement, (i) the present fair saleable value of the assets of the Company and its subsidiaries exceeded and will exceed the amount that will be required to be paid on, or in respect of, the debts and other liabilities (including contingent liabilities) of the Company and its subsidiaries as they become absolute and matured, (ii) the assets of the Company and its subsidiaries do not constitute and will not constitute unreasonably small capital to carry out their businesses as conducted or as proposed to be conducted, and (iii) the Company and its subsidiaries do not intend to, or believe that it will, incur debts or other liabilities beyond its ability to pay such debts and liabilities as they mature. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount than can reasonably be expected to become an actual or matured liability.

            (ag) Except as would not otherwise be unlawful, the Company has not
      (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes or
      (ii) since the date of the Preliminary Offering Memorandum (A) sold, bid for, purchased, or paid anyone other than the Initial Purchasers any compensation for soliciting purchases of, the Senior Subordinated Notes or
      (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

            (ah) Neither the Company nor any of its subsidiaries nor any agent thereof acting on the behalf of them, has taken or will take any action that might cause this Agreement or the issuance or sale of the Notes to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part
      220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part
      224) of the Board of Governors of the Federal Reserve System, in each case as in effect now or as the same may hereafter be in effect on the Closing Date.

            (ai) Neither the Company nor any of its subsidiaries is or, after giving effect to the Combination pursuant to the terms of the Combination Agreement, will be an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended.

            (aj) The accountants, Ernst & Young LLP and Altschuler, Melvoin and Glasser, LLP, that have certified the financial statements and supporting schedules included in the Offering Memorandum are independent public accountants, as required by the Act and the Exchange Act. The historical financial statements, together with related schedules and notes, set forth in the Offering Memorandum comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act.

            (ak) When the Senior Subordinated Notes are issued and delivered pursuant to this Agreement, such Senior Subordinated Notes will not be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

            (al) Assuming (i) that the representations and warranties of the Initial Purchasers in Section 7 hereof are true, (ii) that the Initial Purchasers complied with their covenants as set forth in Section 7 hereof,
      (iii) that none of the Eligible Purchasers is an affiliate of the Company and (iv) that each of the Eligible Purchasers is a QIB or is purchasing the Senior Subordinated Notes pursuant to the exemption provided for under Regulation S, the purchase and resale of the Senior Subordinated Notes pursuant hereto (including pursuant to be Exempt Resales) is exempt from the registration requirements of the Act. No form of general solicitation or general advertising was used by the Company or any of its representatives (other than the Initial Purchasers, as to whom the Company makes no representation) in connection with the offer and sale of the Senior Subordinated Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Senior Subordinated Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

            (am) The execution and delivery of this Agreement, the other Operative Documents and the sale of the Securities to be purchased by the Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code with respect to any employee benefit plan of the Company. The representation made by the Company in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchaser as set forth in the Offering Documents under the Section entitled "Notice to Investors."

            (an) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date contains, and as of the Closing Date will contain, all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

            (ao) None of the Company, its subsidiaries or any of its or their affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Senior Subordinated Notes, and the Company, its subsidiaries and its or their affiliates and all persons acting on its or their behalf have complied or will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Senior Subordinated Notes outside the United States.

            (ap) There is no "substantial U.S. market interest" as defined in rule 902(n) of Regulation S for the Senior Subordinated Notes or any security of the same class as the Senior Subordinated Notes.

            (aq) The sale of the Senior Subordinated Notes in offshore transactions pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

      7. REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF THE INITIAL PURCHASERS. Each of the Initial Purchasers, severally and not jointly, represents and warrants to the Company as follows:

            (a) Such Initial Purchaser is a QIB with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Senior Subordinated Notes.

            (b) Such Initial Purchaser (i) is not acquiring the Senior Subordinated Notes with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (ii) will be reoffering and reselling the Senior Subordinated Notes only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and to persons outside the United States in reliance on the exemption from the registration requirements of the Act provided by Regulation S.

            (c) No form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by the Initial Purchasers or any of its representatives in connection with the offer and sale of any of the Senior Subordinated Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

            (d) Such Initial Purchaser agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Senior Subordinated Notes only from, and will offer to sell the Senior Subordinated Notes only to, Eligible Purchasers. Such Initial Purchaser further agrees that it will offer to sell the Senior Subordinated Notes only to, and will solicit offers to buy the Senior Subordinated Notes only from, persons who in purchasing such Senior Subordinated Notes will be deemed to have represented and agreed (i) if such Eligible Purchasers are QIBs, that they are purchasing the Senior Subordinated Notes for their own account or accounts with respect to which they exercise sole investment discretion and that they or such accounts are QIBs, (ii) that such Senior Subordinated Notes will not have been registered under the Act and may be resold, pledged or otherwise transferred, only (1) (a) inside the United States to a person who the seller reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A under the Act in a transaction meeting the requirements of Rule 144A, (b) in a transaction meeting the requirements of Rule 144A under the Act, (c) outside the United States to a foreign person in a transaction meeting the requirements of Rule 904 under the Act or (d) in accordance with another exemption from the registration requirements of the Act (and based in the case of clauses (b) and (c) above upon an opinion of counsel if the Company so requests), (2) to the Company or (3) pursuant to an effective registration statement under the Act, in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction, and
      (iii) that the holder will, and each subsequent holder is required to, notify purchaser from it of the security evidenced thereby of the resale restrictions set forth in (ii) above. Accordingly, the Initial Purchasers represents and agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts within the meaning of Rule 901(b) of Regulation S with respect to the Senior Subordinated Notes, and it, or its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirements of Regulation S.

            (e) Such Initial Purchaser represents and agrees that the Senior Subordinated Notes offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions and that such securities have been and will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the Restricted Period and only upon certification of beneficial ownership of the securities by a non-U.S. person or a U.S. person who purchased such securities in a transaction that was exempt from the registration requirements of the Act, which U.S. person will acquire an interest in a Transfer Restricted Security.

            (f) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Senior Subordinated Notes (other than a sale pursuant to Rule
      144A), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Senior Subordinated Notes from it during the Restricted Period a confirmation or notice to substantially the following effect:

            "The Senior Subordinated Notes covered hereby have not been registered under the U.S. Securities Act of l933, as amended (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with

            Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the same meanings assigned to them in Regulation S."

            (g) Such Initial Purchaser agrees not to cause any advertisement of the Senior Subordinated Notes to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Senior Subordinated Notes, except such advertisements as include the statements required by Regulation S.

            (h) The sale of the Senior Subordinated Notes in offshore transactions pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

            (i) Such Initial Purchaser is not a pension or welfare plan (as defined in Section 3 of ERISA) and is not acquiring the Senior Subordinated Notes on behalf of a pension or welfare plan.

            (j) Prior to consummating the Eligible Resales, the Initial Purchasers shall have delivered a copy of the Offering Memorandum and any supplements or amendments thereto to each Eligible Purchaser.

            (k) Such Initial Purchaser also understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 9(d) and (e) hereof, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and such Initial Purchasers hereby consent to such reliance.

      8. INDEMNIFICATION.

            (a) The Company and each Subsidiary Guarantor agree, jointly and severally, to indemnify and hold harmless (i) each Initial Purchaser, its directors, its officers and each person, if any, who controls such Initial Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses reasonably incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), the Preliminary Offering Memorandum or any Rule 144A Information provided by the Company or any Subsidiary Guarantor to any holder or prospective purchaser of Senior Subordinated Notes pursuant to Section 5(n) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchasers furnished in writing to the Company by such Initial Purchaser; provided, however, that the foregoing indemnity agreement with respect to any Preliminary Offering Memorandum shall not inure to the benefit of any Initial Purchasers who failed to deliver a Final Offering Memorandum (as then amended or supplemented, provided by the Company to the several Initial Purchasers in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing
      Date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the Final Offering Memorandum.

            (b) The Initial Purchasers agree to indemnify and hold harmless the Company and the Subsidiary Guarantors, and their respective directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company or the Subsidiary Guarantors, to the same extent as the foregoing indemnity from the Company and the Subsidiary Guarantors to the Initial Purchasers but only with reference to information relating to the Initial Purchasers furnished in writing to the Company by the Initial Purchasers expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum.

            (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchasers shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchasers). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the in-demnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation, in the case of the parties indemnified pursuant to
      Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than thirty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment
      (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

            (d) To the extent the indemnification provided for in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers on the other hand from the offering of the Senior Subordinated Notes or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Subsidiary Guarantors, on the one hand and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Senior Subordinated Notes (after underwriting discounts and commissions, but before deducting expenses) received by the Company, and the total discounts and commissions received by the Initial Purchasers bear to the total price to investors of the Senior Subordinated Notes, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Subsidiary Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Company and the Subsidiary Guarantors, and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, the Initial Purchasers shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser exceed the amount of any damages which the Initial Purchasers has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

      9. CONDITIONS OF THE INITIAL PURCHASERS' OBLIGATIONS. The several obligations of the Initial Purchasers to purchase and pay for the Senior Subordinated Notes as provided herein, shall be subject to the satisfaction of each of the following conditions:

            (a) All the representations and warranties of the Company and the Subsidiary Guarantors contained in this Agreement shall be true and correct on the Closing Date, with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. Each of the Company and the Subsidiary Guarantors shall have performed or complied with its obligations and agreements and satisfied the conditions to be performed, complied with or satisfied by it on or prior to the Closing Date.

            (b) (1) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers not later than 9:00 a.m., New York City time, on the day following the date of this Agreement, or at such later date and time as to which the Initial Purchasers may approve;

                  (2) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency that would, as of the Closing Date, prevent the issuance of the Senior Subordinated Notes or the Note Guarantees;

                  (3) No injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction shall have been issued as of the Closing Date or, to the best knowledge of the Company, threatened against, the Company or the Subsidiary Guarantors which would prevent the issuance of the Senior Subordinated Notes or the Note Guarantors; and

                  (4) No stop order preventing the use of the Offering Documents, or any amendment or supplement thereto, or suspending the qualification or exemption from qualification of the Senior Subordinated Notes for sale in any jurisdiction designated by the Initial Purchasers pursuant to Section 5(f) hereof shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending, threatened or, to the Company's knowledge contemplated.

            (c) (1) (i) Since the date of the latest balance sheet in the Offering Memorandum, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the assets, properties, business, results of operations, condition (financial or otherwise) or prospects, whether or not arising in the ordinary course of business, of the Company and its subsidiaries, taken as a whole, (ii) since the date of the latest balance sheet included in the Offering Memorandum, there shall not have been any material change, or any development that is reasonably likely to result in a material change, in the capital stock or in the long-term debt, or material increase in short-term debt, of the Company and its subsidiaries, taken as a whole, from that set forth in the Offering Memorandum and (iii) except as set forth in the Offering Memorandum, neither the Company nor any of its subsidiaries shall have any liability or obligation, direct or contingent, which is material to the Company;

                  (2) The Company and the Subsidiary Guarantors shall not have any material liability or obligation, direct or contingent, other than those reflected in the Offering Memorandum; and

                  (3) The Initial Purchasers shall have received certificates dated the Closing Date, signed on behalf of the Company and each of the Subsidiary Guarantors by (i) the President and (ii) the Chief Financial Officer of the Company and the Subsidiary Guarantors, confirming all matters set forth in Sections 9(a), (b) and (c) hereof.

            (d) On the Closing Date, the Initial Purchasers shall have received an opinion (satisfactory to the Initial Purchasers and counsel to the Initial Purchasers) dated the Closing Date, of Wachtell, Lipton, Rosen & Katz, special counsel for the Company and the Subsidiary Guarantors, substantially to the effect that:

                  (1) The Company (i) is duly organized and validly existing as a corporation in good standing under the laws of its jurisdiction and (ii) has all requisite corporate power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties.

                  (2) The Company has all necessary corporate power and
            authority to enter into and perform its obligations under the Operative Documents, and to issue, sell and deliver the Notes to the Initial Purchasers.

                  (3) The Company is not, and after giving effect to the
            Offering will not be, (i) in violation of its charter or bylaws (ii) except as disclosed in the Offering Memorandum, in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument, in each case known to counsel which is material to the conduct of the business of the Company, or by which the Company or its property is bound, or (iii) in violation of any local, state or federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, environmental laws, statutes, ordinances, rules, regulations, judgments or court decrees) in each case under the Subject Laws (the laws of the State of New York, the laws of the State of Delaware and the laws of the United States (the "Subject Laws")), applicable to the Company, its subsidiaries or any of its assets or properties (whether owned or leased), other than violations or defaults that would not reasonably be expected to have a Material Adverse Effect. To the best knowledge of such counsel, there exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument, except for such defaults that would not reasonably be expected to have a Material Adverse Effect.

                  (4) None of (i) the execution, delivery or performance by the
            Company of this Agreement and the other Operative Documents and (ii) the issuance of the Notes by the Company will conflict with or constitute a breach of any of the terms or provisions of any of the terms or provisions of, or a default under, or result in the imposition of a lien or encumbrance on any properties of the Company, or an acceleration of indebtedness pursuant to, (1) the charter or bylaws of the Company, (2) to the best of its knowledge, any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument in each case known to such counsel and which is material in the conduct of the business of the Company, by which the Company or its property is bound, or (3) any law or administrative regulation, in each case under the Subject Laws applicable to the Company or any of its assets or properties, or, to the knowledge of such counsel, any judgment, order or decree of any court or governmental agency or authority entered in any proceeding to which The Company was or is now a party or to which any of its properties may be subject except as would not reasonably be expected to have a Material Adverse Effect.

                  (5) This Agreement has been duly authorized and, when validly executed by the Company (assuming the due execution and delivery thereof by the Initial Purchasers) will be a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (i) such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, (whether general or specific) or similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, (ii) such enforceability may be limited by the effects of general principles of equity and by the discretion of the court before which any proceeding therefor may be brought (whether such proceeding is at law or in a bankruptcy proceeding), (iii) rights to contribution or indemnification may be limited by the laws, rules or regulations or any governmental authority or agency thereof or by public policy, and (iv) waivers as to usury, stay or extension laws may be unenforceable.

                  (6) The Company has duly authorized the Indenture, and when the Company has duly executed and delivered the Indenture (assuming the due authorization, execution and delivery thereof by the Trustee), the Indenture will be the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (i) such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, (whether general or specific) or similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, (ii) such enforceability may be limited by the effects of general principles of equity and by the discretion of the court before which any proceeding therefor may be brought (whether such proceeding is at law or in a bankruptcy proceeding),
            (iii) rights to contribution or indemnification may be limited by the laws, rules or regulations or any governmental authority or agency thereof or by public policy, and (iv) waivers as to usury, stay or extension laws may be unenforceable.

                  (7) The Company has duly authorized the Notes to be endorsed on the Senior Subordinated Notes and, when the Senior Subordinated Notes are issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms hereof, the Notes will be the legally valid and binding obligations of The Company, enforceable against the Company in accordance with their terms, except that (i) such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, (whether general or specific) or similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, (ii) such enforceability may be limited by the effects of general principles of equity and by the discretion of the court before which any proceeding therefor may be brought (whether such proceeding is at law or in a bankruptcy proceeding), (iii) rights to contribution or indemnification may be limited by the laws, rules or regulations or any governmental authority or agency thereof or by public policy, and (iv) waivers as to usury, stay or extension laws may be unenforceable.

                  (8) The Company has duly authorized the Notes to be endorsed on the New Senior Subordinated Notes and, when the New Senior Subordinated Notes are issued and authenticated in accordance with the terms of the Registered Exchange Offer and the Indenture, the Notes will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except that (i) such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, (whether general or specific) or similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, (ii) such enforceability may be limited by the effects of general principles of equity and by the discretion of the court before which any proceeding therefor may be brought (whether such proceeding is at law or in a bankruptcy proceeding), (iii) rights to contribution or indemnification may be limited by the laws, rules or regulations or any governmental authority or agency thereof or by public policy, and (iv) waivers as to usury, stay or extension laws may be unenforceable.

                  (9) The Registration Rights Agreement has been duly authorized and when validly executed by the Company will be (assuming the due execution and delivery thereof by the Initial Purchasers) the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (i) such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, (whether general or specific) or similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, (ii) such enforceability may be limited by the effects of general principles of equity and by the discretion of the court before which any proceeding therefor may be brought (whether such proceeding is at law or in a bankruptcy proceeding), (iii) rights to contribution or indemnification may be limited by the laws, rules or regulations or any governmental authority or agency thereof or by public policy, and (iv) waivers as to usury, stay or extension laws may be unenforceable.

                  (10) The New Credit Facility has been duly authorized and when validly executed by the Company will be the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (i) such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, (whether general or specific) or similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, (ii) such enforceability may be limited by the effects of general principles of equity and by the discretion of the court before which any proceeding therefor may be brought (whether such proceeding is at law or in a bankruptcy proceeding), (iii) rights to contribution or indemnification may be limited by the laws, rules or regulations or any governmental authority or agency thereof or by public policy, and (iv) waivers as to usury, stay or extension laws may be unenforceable.

                  (11) To the best knowledge of such counsel, there is and,
            after giving effect to the Combination pursuant to the terms of the Combination Agreement, will be (i) no action, suit, proceeding or investigation before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending, threatened, or contemplated to which the Company is or may be a party or to which the business or property of the Company is or, after giving effect to the Combination pursuant to the terms of the Combination Agreement, may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or proposed by any governmental body or (iii) no injunction, restraining order or order of any nature issued by a federal or state court of competent jurisdiction to which the Company is or may be subject that, in the case of clauses (i), (ii) and (iii) above, (1) is required to be disclosed in the Offering Memorandum and that is not so disclosed, (2) might have a Material Adverse Effect or (3) would interfere with or adversely affect the issuance of the Senior Subordinated Notes or the Note Guarantees.

                  (12) To the best knowledge of such counsel, there are no
            holders of any security of the Company who by reason of the execution by the Company of this Agreement or any other Operative Document or the consummation of the transactions contemplated hereby and thereby, have the right to request or demand that the Company register under the Act, or analogous foreign laws and regulations, securities held by them.

                  (13) The statements under the captions "Description of Notes,"
            "Description of Indebtedness" and "The Transactions--The Combination" in the Offering Memorandum, insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, are correct in all material respects.

                  (14) Neither the Company nor any of its Subsidiaries nor any
            agent thereof acting on the behalf of them, has taken or will take any action that might cause this Agreement or the issuance or sale of the Notes to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System, in each case as in effect now or as the same may hereafter be in effect on the Closing Date.

                  (15) Neither the Company nor any of its Subsidiaries is or,
            after giving effect to the Combination pursuant to the terms of the Combination Agreement, will be an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended.

                  (16) When the Senior Subordinated Notes are issued and
            delivered pursuant to this Agreement, such Senior Subordinated Notes will not be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

                  (17) The Indenture is not required to be qualified under the
            Trust Indenture Act prior to the first to occur of (i) the Registered Exchange Offer and (ii) the effectiveness of the Shelf Registration Statement.

                  (18) Assuming (i) that the representations and warranties of the Initial Purchasers in Section 7 hereof and those of the Company in this Agreement relating to (a) the absence of general solicitation, (b) offerings of similar securities, (c) the Company's status as an investment company and (d) whether the Senior Subordinated Notes are of the same class as other securities of the Company listed on a national securities exchange registered under
            Section 6 of the Exchange Act or that are quoted in a

            United States automated inter-dealer quotation system are accurate and will be complied with, (ii) that the Initial Purchasers complied with their covenants as set forth in Section 7 hereof, (iii) that none of the Eligible Purchasers is an affiliate of the Company and
            (iv) that each of the Eligible Purchasers is a QIB or is purchasing in a transaction pursuant to Regulation S, the purchase and resale of the Senior Subordinated Notes pursuant hereto (including pursuant to the Exempt Resales) is exempt from the registration requirements of the Act.

                  (19) The Offering Memorandum, as of its date, and each
            amendment or supplement thereto, as of its date (except for the financial statement and the notes thereto and schedules and other financial, statistical and accounting data included therein, as to which such counsel expresses no opinion), complied as to form in all material respects with the requirements of Rule 144A of the Act.

      In addition, such counsel shall state that it has participated in conferences with representatives of the Company, representatives of the Company's accountants, the Initial Purchasers' representatives and counsel for the Initial Purchasers, at which conferences the contents of the Offering Documents and related matters were discussed, and, although such counsel has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Documents (other than those that such counsel must opine on pursuant to Section 9(d)(l5) of this Agreement), no facts have come to such counsel's attention which led it to believe that the Offering Memorandum, on the date thereof or on the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no view with respect to the financial statements and data and related notes, the financial statement schedules and other financial, statistical and accounting data included in the Offering Documents).

            (e) On the Closing Date, the Initial Purchasers shall have received an opinion (satisfactory to the Initial Purchasers and counsel to the Initial Purchasers) dated the Closing Date, of Robert N. Sacks, General Counsel for the Company and the Subsidiary Guarantors. In giving such opinion, Robert N. Sacks will rely upon the opinion of Michael K. Wolf as to all matters with respect to Standard Parking, L.P., Standard Parking Corporation, Standard Parking Corporation IL, Standard Parking Corporation, MW, Standard Auto Park, Inc., Standard/Wabash Parking Corporation, Standard Parking of Canada, L.P., Standard Parking I, L.L.C. and Standard Parking II, L.L.C. Such opinion will be substantially to the effect that:

                  (1) Each of the Company and the non-Delaware Subsidiary
            Guarantors (i) is, and after giving effect to the Combination pursuant to the terms of the Combination Agreement will be, duly organized and val-idly existing and in good standing under the laws of its jurisdiction of its organization, (ii) has, and after giving effect to the Combination pursuant to the terms of the Combination Agreement will have, all requisite corporate or comparable power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties, and (iii) is, and after giving effect to the Combination pursuant to the terms of the Combination Agreement will be, duly qualified and is in good standing as a foreign business or organization authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

                  (2) All of the issued and outstanding shares of capital stock or partnership interests of, or other securities evidencing equity ownership interests in, the Company and each of its Subsidiaries have been duly and validly authorized and issued, and, except otherwise disclosed in the Offering Memorandum, all of the shares of capital stock of, or other securities evidencing equity ownership interests in, each such Subsidiary are owned, directly or indirectly, by the Company. All such shares of capital stock are fully paid and non-assessable and have not been issued in violation of any preemptive or similar rights and are owned free and clear of any Lien, except for Liens granted pursuant to the New Credit Facility and except for limitations on voting rights with respect to shares of Atrium Parking, Inc. held by the Company. Except as disclosed in the Offering Memorandum, there are not currently, and will not be as a result of the Offering or the consummation of the Combination pursuant to the terms of the Combination Agreement, any outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or Liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other securities evidencing equity ownership interests in, the Company or any of its Subsidiaries.

                  (3) The Company has all requisite corporate power and
            authority to execute, deliver and perform its obligations under the Operative Documents to which it is a party, and to consummate the transactions contemplated thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Senior Subordinated Notes to the Initial Purchasers.

                  (4) The non-Delaware Subsidiary Guarantors have all necessary corporate or comparable power and authority to enter into and perform their obligations under the Operative Documents, and to issue, sell and deliver the Note Guarantees to the Initial Purchasers.

                  (5) Neither the Company nor any of its non-Delaware Subsidiary
            Guarantors is, and after giving effect to the Offering and the Combination pursuant to the terms of the Combination Agreement will be, (i) in violation of its charter or bylaws or partnership agreement or other organizational documents, as the case may be,
            (ii) except as disclosed in the Offering Memorandum, in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument, in each case which is material to the conduct of the business of the Company, to which the Company is a party or by which it or any of the Company's non-Delaware Subsidiary Guarantors or their respective property is bound, or (iii) in violation of any local, state or federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, environmental laws, statutes, ordinances, rules, regulations, judgments or court decrees) in each case under the laws of the State of Ohio, the laws of the State of Illinois, the laws of the State of Delaware, and the laws of the United States (the "General Counsel Subject Laws"), applicable to the Company, its non-Delaware Subsidiary Guarantors or any of its assets or properties (whether owned or leased), other than violations or defaults that could not reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Company, there exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument, except for such defaults that would not reasonably be expected to have a Material Adverse Effect.

                  (6) None of (i) the execution, delivery or performance by the
            Company or the non-Delaware Subsidiary Guarantors of this Agreement and the other Operative Documents, (ii) the performance by the Company of the Combination Agreement and consummation of the Combination pursuant to the terms of the Combination Agreement,
            (iii) the issuance and sale of the Notes by the Company or the issuance of the Note Guarantees by the non-Delaware Subsidiary Guarantors and (iv) the consummation by the Company of the transactions described in the Offering Memorandum under the caption "Use of Proceeds," will conflict with or constitute a breach of any of the terms or provisions of, or, after giving effect to the Combination pursuant to the terms of the Combination Agreement, will violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under, or result in the imposition of a lien or encumbrance on any properties of the Company or the non-Delaware Subsidiary Guarantors, as the case may be, or an acceleration of indebtedness pursuant to, (1) the respective charter or bylaws of the Company or the non-Delaware Subsidiary Guarantors, as the case may be, (2) to the best of its knowledge, any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or the non-

            Delaware Subsidiary Guarantors, as the case may be, is a party or by which any of their respective property is bound, or (3) any law or administrative regulation in each case under the General Counsel Subject Laws applicable to the Company or the non-Delaware Subsidiary Guarantors, as the case may be, or any of their assets or properties, or any judgment, order or decree of any court or governmental agency or authority entered in any proceeding to which the Company or the non-Delaware Subsidiary Guarantors, as the case may be, was or is now a party or to which any of their respective properties may be subject except as would not have a Material Adverse Effect. No consent, approval, authorization or order of, or filing or registration with, any regulatory body, administrative agency, or other governmental agency (except as securities or Blue Sky laws of the various states may require) is required for the execution, delivery and performance of the Operative Documents and the valid issuance and sale of the Securities. No consents or waivers from any person are required to consummate the transactions contemplated by the Operative Documents or the Offering Documents, other than such consents and waivers as have been or will be obtained prior to the Closing Date or, in the case of the Registration Rights Agreement and the transactions contemplated thereby, will be obtained and made under the Act, the Trust Indenture Act and state securities or Blue Sky laws and regulations.

                  (7) This Agreement has been duly authorized and, when validly executed by the Company and the non-Delaware Subsidiary Guarantors and (assuming the due execution and delivery thereof by the Initial Purchasers) is a legally valid and binding obligation of the Company and the non-Delaware Subsidiary Guarantors, enforceable against each in accordance with its terms, except that (i) such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, (whether general or specific) or similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, (ii) such enforceability may be limited by the effects of general principles of equity and by the discretion of the court before which any proceeding therefor may be brought (whether such proceeding is at law or in a bankruptcy proceeding), (iii) rights to contribution or indemnification may be limited by the laws, rules or regulations or any governmental authority or agency thereof or by public policy, and (iv) waivers as to the usury, stay or extension laws may be unenforceable.

                  (8) The Company and the non-Delaware Subsidiary Guarantors
            have duly authorized the Indenture, and when the Company and the non-Delaware Subsidiary Guarantors have duly executed and delivered the Indenture (assuming the due authorization, execution and delivery thereof by the Trustee), the Indenture will be the legally valid and binding obligation of each, enforceable against each in accordance with its terms, except that

            (i) such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, (whether general or specific) or similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, (ii) such enforceability may be limited by the effects of general principles of equity and by the discretion of the court before which any proceeding therefor may be brought (whether such proceeding is at law or in a bankruptcy proceeding), (iii) rights to contribution or indemnification may be limited by the laws, rules or regulations or any governmental authority or agency thereof or by public policy, and (iv) waivers as to usury, stay or extension laws may be unenforceable.

                  (9) The Company has duly authorized the Senior Subordinated
            Notes and, when issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms hereof, will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except that (i) such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, (whether general or specific) or similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, (ii) such enforceability may be limited by the effects of general principles of equity and by the discretion of the court before which any proceeding therefor may be brought (whether such proceeding is at law or in a bankruptcy proceeding), (iii) rights to contribution or indemnification may be limited by the laws, rules or regulations or any governmental authority or agency thereof or by public policy, and (iv) waivers as to the usury, stay or extension laws may be unenforceable.

                  (10) The non-Delaware Subsidiary Guarantors have duly
            authorized the Note Guarantees to be endorsed on the Senior Subordinated Notes and, when the Senior Subordinated Notes are issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms hereof, the Note Guarantees will be the legally valid and binding obligations of the non-Delaware Subsidiary Guarantors, enforceable against the non-Delaware Subsidiary Guarantors in accordance with their terms, except that (i) such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, (whether general or specific) or similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, (ii) such enforceability may be limited by the effects of general principles of equity and by the discretion of the court before which any proceeding therefor may be brought (whether such proceeding is at law or in a bankruptcy proceeding), (iii) rights to contribution or indemnification may be limited by the laws, rules or regulations or any governmental authority or agency thereof or by public policy, and (iv) waivers as to the usury, stay or extension laws may be unenforceable.

                  (11) The Company has duly authorized the New Senior
            Subordinated Notes and, when issued and authenticated in accordance with the terms of the Registered Exchange Offer and the Indenture, the New Senior Subordinated Notes will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except that (i) such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, (whether general or specific) or similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, (ii) such enforceability may be limited by the effects of general principles of equity and by the discretion of the court before which any proceeding therefor may be brought (whether such proceeding is at law or in a bankruptcy proceeding), (iii) rights to contribution or indemnification may be limited by the laws, rules or regulations or any governmental authority or agency thereof or by public policy, and (iv) waivers as to usury, stay or extension laws may be unenforceable.

                  (12) The non-Delaware Subsidiary Guarantors have duly
            authorized the Note Guarantees to be endorsed on the New Senior Subordinated Notes and, when the New Senior Subordinated Notes are issued and authenticated in accordance with the terms of the Registered Exchange Offer and the Indenture, the Note Guarantees will be the legally valid and binding obligations of the non-Delaware Subsidiary Guarantors, enforceable against the non-Delaware Subsidiary Guarantors in accordance with their terms, except that (i) such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, (whether general or specific) or similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, (ii) such enforceability may be limited by the effects of general principles of equity and by the discretion of the court before which any proceeding therefor may be brought (whether such proceeding is at law or in a bankruptcy proceeding), (iii) rights to contribution or indemnification may be limited by the laws, rules or regulations or any governmental authority or agency thereof or by public policy, and (iv) waivers as to the usury, stay or extension laws may be unenforceable.

                  (13) The Registration Rights Agreement has been duly
            authorized and when validly executed by the Company and the non-Delaware Subsidiary Guarantors will be (assuming the due execution and delivery thereof by the Initial Purchasers) the legally valid and binding obligation of each, enforceable against each in accordance with its terms, except that (i) such enforceability may be limited by bankruptcy, insolvency, fraudu-lent conveyance, reorganization, moratorium, (whether general or specific) or similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, (ii) such enforceability may be limited by the effects of general principles of equity and by the discretion of the court before which any proceeding therefor may be brought (whether such proceeding is at law or in a bankruptcy proceeding), (iii) rights to contribution or indemnification may be limited by the laws, rules or regulations or any governmental authority or agency thereof or by public policy, and (iv) waivers as to the usury, stay or extension laws may be unenforceable.

                  (14) The Combination Agreement has been duly and validly
            authorized by the Company and is a legally valid and binding agreement of the Company, enforceable against it in accordance with its terms, except that (i) such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, (whether general or specific) or similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, (ii) such enforceability may be limited by the effects of general principles of equity and by the discretion of the court before which any proceeding therefor may be brought (whether such proceeding is at law or in a bankruptcy proceeding), (iii) rights to contribution or indemnification may be limited by the laws, rules or regulations or any governmental authority or agency thereof or by public policy, and (iv) waivers as to the usury, stay or extension laws may be unenforceable.

                  (15) The New Credit Facility has been duly authorized and when validly executed by the Company and the subsidiaries of the Company that are obligors thereunder will be the legally valid and binding obligation of each, enforceable against each in accordance with its terms, except that (i) such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, (whether general or specific) or similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, (ii) such enforceability may be limited by the effects of general principles of equity and by the discretion of the court before which any proceeding therefor may be brought (whether such proceeding is at law or in a bankruptcy proceeding), (iii) rights to contribution or indemnification may be limited by the laws, rules or regulations or any governmental authority or agency thereof or by public policy, and (iv) waivers as to usury, stay or extension laws may be unenforceable.

                  (16) To the best knowledge of such counsel, there is and,
            after giving effect to the Combination pursuant to the terms of the Combination Agreement, will be (i) no action, suit, proceeding or investigation before or by any court, arbitrator or governmental agency, body or official, do-mestic or foreign, now pending, threatened, or, to the knowledge of the Company, contemplated to which the Company or the non-Delaware Subsidiary Guarantors is or may be a party or to which the business or property of the Company or the non-Delaware Subsidiary Guarantors is or, after giving effect to the Combination pursuant to the terms of the Combination Agreement, may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or, to the best knowledge of the Company, proposed by any governmental body or (iii) no injunction, restraining order or order of any nature issued by a federal or state court of competent jurisdiction to which the Company or the non-Delaware Subsidiary Guarantors is or may be subject that, in the case of clauses (i), (ii) and (iii) above, (1) is required to be disclosed in the Offering Memorandum and that is not so disclosed,
            (2) might have a Material Adverse Effect or (3) would interfere with or adversely affect the issuance of the Senior Subordinated Notes or the Note Guarantees.

                  (17) To the best knowledge of such counsel, there are no
            holders of any security of the Company or the non-Delaware Subsidiary Guarantors who by reason of the execution by the Company and the non-Delaware Subsidiary Guarantors of this Agreement or any other Operative Document or the consummation of the transactions contemplated hereby and thereby, have the right to request or demand that the Company or the non-Delaware Subsidiary Guarantors register under the Act, or analogous foreign laws and regulations, securities held by them.

                  (18) The statements under the captions "The Business -
            Litigation" in the Offering Memorandum, insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, are correct in all material respects.

      In addition, such counsel shall state that he has participated in conferences with representatives of the Company, representatives of the Company's accountants, the Initial Purchasers' representatives and counsel for the Initial Purchasers, at which conferences the contents of the Offering Documents and related matters were discussed, and, although such counsel has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Documents, no facts have come to such counsel's attention which led him to believe that the Offering Memorandum, on the date thereof or on the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no view with respect to the financial statements and data and related notes, the financial statement schedules and other financial, statistical and accounting data included in the Offering Documents).

            (f) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, of Latham & Watkins, in form and substance satisfactory to the Initial Purchasers.

            (g) The Initial Purchasers shall have received customary comfort letters from (i) Ernst & Young LLP, independent public accountants for the Company and (ii) Altschuler, Melvoin and Glasser, LLP, independent public accountants for Standard, in each case, dated as of the date of this Agreement and as of the Closing Date, in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers, with respect to the financial statements and certain financial information contained in the Offering Memorandum.

            (h) The Company, the Subsidiary Guarantors and the Trustee shall have entered into the Indenture and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

            (i) The Company, the Subsidiary Guarantors and the Initial Purchasers shall have entered into the Registration Rights Agreement for the benefit of the Initial Purchasers and the benefit of the other purchasers, in the form attached hereto as Exhibit A, and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

            (j) The Company shall have entered into the New Credit Facility (the form and substance of which shall be acceptable to the Initial Purchasers) and the Initial Purchasers shall have received counterparts, conformed as executed thereof and of all other documents and agreements entered into in connection therewith.

            (k) The Company shall have fully performed or complied with any of the agreements herein contained and required to be performed or complied with by the Company on or prior to the Closing Date.

            (l) Latham & Watkins shall have been furnished with such documents and opinions, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 9 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

      10. EFFECTIVENESS OF AGREEMENT AND TERMINATION.

            (a) This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

      This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchasers by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchasers' judgment, is material and adverse and, in the Initial Purchasers' judgment, makes it impracticable to market the Senior Subordinated Notes on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company or any Guarantor on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your the Initial Purchasers' reasonable opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the Initial Purchasers' reasonable opinion has a material adverse effect on the financial markets in the United States.

            (b) If on the Closing Date, any of the Initial Purchasers shall fail or refuse to purchase Senior Subordinated Notes which it has agreed to purchase hereunder on such date, and the aggregate principal amount of such Senior Subordinated Notes that such defaulting Initial Purchaser agreed but failed or refused to purchase does not exceed 10% of the total principal amount of such Senior Subordinated Notes that all of the Initial Purchasers are obligated to purchase on such Closing Date, the non-defaulting Initial Purchasers shall be obligated to purchase the Senior Subordinated Notes that such defaulting Initial Purchasers agreed but failed or refused to purchase on such date. If, on the Closing Date, any of the Initial Purchasers shall fail or refuse to purchase Senior Subordinated Notes in an aggregate principal amount that exceeds 10% of such total principal amount of the Senior Subordinated Notes and arrangements satisfactory to the other Initial Purchasers and the Company for the purchase of such Senior Subordinated Notes are not made within 48 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers or the Company, except as otherwise provided in this Section 10. In any such case that does not result in termination of this Agreement, the Initial Purchasers or the Company may postpone the Closing Date for not longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve a defaulting Initial Purchaser from liability in respect of any default by any such Initial Purchaser under this Agreement.

      11. AGREEMENT OF THE INITIAL PURCHASERS.

      The Initial Purchasers agree, severally and not jointly, that upon their receipt of any written notice from the Company of the existence of any fact or the happening of any event that requires the making of any additions to or changes in any offering memorandum, registration statement or prospectus, or amendment or supplement thereto, referred to in Section 5(d) hereof in order that such document will not contain any untrue statement of a material fact or omission to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing as of the date such document was delivered, not misleading, such Initial Purchasers shall forthwith discontinue disposition of the applicable Notes pursuant to such document until (i) such Initial Purchasers receive from the Company copies of an amended or supplemented document that the Company states in writing may be used by such Initial Purchasers or (ii) such Initial Purchasers are advised in writing by the Company that the use of such document may be resumed.

      12. MISCELLANEOUS.

            (a) Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to APCOA, Inc., 800 Superior Avenue, Cleveland, Ohio 44114, Attention: General Counsel and
      (ii) if to the Initial Purchasers, to Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172,
      Attention: Syndicate Department, and (iii) if to the Initial Purchasers pursuant to Section 11 hereof, (A) to Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172,
      Attention: Syndicate Department & Compliance Department and (B) to First Chicago Capital Markets, Inc., 611 Woodward, 2nd Floor, Detroit, Michigan 48226, Attention: Syndicate Department & Compliance Department or in any case to such other address as the person to be notified may have requested in writing.

            (b) The respective indemnities, contribution agreements, representations, warranties and other statements set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Senior Subordinated Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any such person, (ii) acceptance of the Senior Subordinated Notes and payment for them hereunder and (iii) termination of this Agreement.

            (c) Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Subsidiary Guarantors, the Initial Purchasers, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Senior Subordinated Notes from any of the Initial Purchasers merely because of such purchase.

            (d) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK.

            (e) This Agreement may be signed in various counterparts which together shall constitute one and the same instrument. Please confirm that the foregoing correctly sets forth the agreement between the Company, the Subsidiary Guarantors and the Initial Purchasers.

            (f) In any provision hereunder purporting to give effect to the Combination, such statements are made with respect to facts known as of the date hereof (and not future events other than the consummation of the Combination) and are meant only to account for consummation of the Combination in accordance with the terms of the Combination Agreement.

            (g) All representations and warranties hereunder made by the Company or the Subsidiary Guarantors, and the opinions of Wachtell, Lipton, Rosen & Katz and Robert N. Sacks are qualified by the information contained in the Preliminary Offering Memorandum and the Offering Memorandum.

                            [signature pages follow]

                                          Very truly yours,

                                          APCOA, INC.


                                          By: /s/ Michael J. Celebrezze
                                              ----------------------------------
                                              Name: Michael J. Celebrezze
                                              Title: Senior Vice President,
                                                     Chief Financial Officer
                                                     Treasurer

                                          TOWER PARKING, INC.


                                          By: /s/ Michael J. Celebrezze
                                              ----------------------------------
                                              Name: Michael J. Celebrezze
                                              Title: Vice President, Treasurer

                                          GRAELIC, INC.


                                          By: /s/ Michael J. Celebrezze
                                              ----------------------------------
                                              Name: Michael J. Celebrezze
                                              Title: Vice President, Treasurer

                                          APCOA CAPITAL CORPORATION


                                          By: /s/ Michael J. Celebrezze
                                              ----------------------------------
                                              Name: Michael J. Celebrezze
                                              Title: Vice President, Treasurer

                                          A-1 AUTO PARK, INC.


                                          By: /s/ Michael J. Celebrezze
                                              ----------------------------------
                                              Name: Michael J. Celebrezze
                                              Title: Vice President, Treasurer

                                          METROPOLITAN PARKING SYSTEM, INC.


                                          By: /s/ Michael J. Celebrezze
                                              ----------------------------------
                                              Name: Michael J. Celebrezze
                                              Title: Treasurer

                                          EVENTS PARKING CO., INC.


                                          By: /s/ Michael J. Celebrezze
                                              ----------------------------------
                                              Name: Michael J. Celebrezze
                                              Title: Treasurer

                                          STANDARD PARKING, L.P.


                                          By: /s/ Myron C. Warshauer
                                              ----------------------------------
                                              Name: Myron C. Warshauer
                                              Title: President

                                          STANDARD PARKING CORPORATION


                                          By: /s/ Myron C. Warshauer
                                              ----------------------------------
                                              Name: Myron C. Warshauer
                                              Title: President

                                          STANDARD PARKING CORPORATION, IL


                                          By: /s/ Myron C. Warshauer
                                              ----------------------------------
                                              Name: Myron C. Warshauer
                                              Title: President

                                          STANDARD PARKING CORPORATION, MW


                                          By: /s/ Myron C. Warshauer
                                              ----------------------------------
                                              Name: Myron C. Warshauer
                                              Title: President

                                          STANDARD AUTO PARK, INC.


                                          By: /s/ Myron C. Warshauer
                                              ----------------------------------
                                              Name: Myron C. Warshauer
                                              Title: President

                                          STANDARD/WABASH PARKING CORPORATION


                                          By: /s/ Myron C. Warshauer
                                              ----------------------------------
                                              Name: Myron C. Warshauer
                                              Title: President

                                          STANDARD PARKING OF CANADA


                                          By: /s/ Myron C. Warshauer
                                              ----------------------------------
                                              Name: Myron C. Warshauer
                                              Title: President of Standard
                                                     Parking Corporation,
                                                     General Partner of Standard
                                                     Parking of Canada, L.P.

                                          STANDARD PARKING I, L.L.C.


                                          By: /s/ Myron C. Warshauer
                                              ----------------------------------
                                              Name: Myron C. Warshauer
                                              Title: President of Standard
                                                     Parking Corporation,
                                                     Managing Member of Standard
                                                     Parking I, L.L.C.

                                          STANDARD PARKING II, L.L.C.


                                          By: /s/ Myron C. Warshauer
                                              ----------------------------------
                                              Name: Myron C. Warshauer
                                              Title: President of Standard
                                                     Parking Corporation,
                                                     Managing Member of Standard
                                                     Parking II, L.L.C.

The foregoing Purchase Agreement
is hereby confirmed and accepted
as of the date first above written
by Donaldson, Lufkin & Jenrette Se-
curities Corporation on behalf
of the Initial Purchasers.

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION


By: /s/ Timothy White
    -------------------------------
    Name: Timothy White
    Title: Vice President

                                   SCHEDULE I

                              Subsidiary Guarantors

Tower Parking, Inc.
Graelic, Inc.
APCOA Capital Corporation
A-1 Auto Park, Inc.
Metropolitan Parking System, Inc.
Events Parking Co., Inc.
Standard Parking, L.P.
Standard Parking Corporation
Standard Parking Corporation, IL
Standard Parking Corporation, MW
Standard Auto Park, Inc.
Standard/Wabash Parking Corporation
Standard Parking of Canada, L.P.
Standard Parking I, L.L.C.
Standard Parking II, L.L.C.

                                   SCHEDULE II

Donaldson, Lufkin & Jenrette Securities Corporation.................
First Chicago Capital Markets, Inc..................................

                                    EXHIBIT A

                      Form of Registration Rights Agreement


                                      -53-